                                                                       EXHIBIT 1



                                  (VSNL LOGO)

                                                             Rishabh Nath Aditya
                                                     Assistant Company Secretary
HQ/CS/CL.24B/10838
6 July 2004

Sir,

                  SUB: QUARTERLY COMPLIANCE AS ON 30 JUNE 2004

     In accordance with the Clause 35 and Clause 49 of the Listing Agreement please find attached herewith the following:

     a)   Shareholding Pattern of VSNL as on 30 June 2004 (Attach "A").
     b) Quarterly Compliance Report on Corporate Governance for the quarter ended 30 June 2004 (Attach "B").

Thanking you,



                                                               Yours faithfully,
                                                For Videsh Sanchar Nigam Limited



                                                                     R.N. Aditya
                                                         Asst. Company Secretary
To :
1)   Security Code 23624, The Stock Exchange, Mumbai. Fax No.(22) 2722061,
     2721072.
2) Security Code 32149, The Secretary, Calcutta Stock Exchange Assn. Ltd, Fax No.(33)2202514/2283724.
3) Security Code 5251, The Asst. Manager (Listing), National Stock Exchange of India Limited. Fax Nos.: (22) 6598237/38.
4)   National Securities Depository Ltd. Fax Nos. : 497 29 93.
5)   Mr. Vijay Bhojwani, The Bank of New York. Fax No.204 49 42.
6)   Sharepro Services. Fax No. 2837 5646
7) Marc H. Iyeki,Director, New York Stock Exchange, Fax No: (212) 656-5071 /72 / Madhu Kannan, Managing Director, New York Stock Exchange, Fax No: (212) 265-2016
8) Mr. Hitendra Patil, Vice President (Operations) Central Depository Services (India) Limited. Fax : 2267 3199.
9)   Ms. Tarni, for SEC filing requirements, Fax 1195

                          VIDESH SANCHAR NIGAM LIMITED

---------------------------------------------------------------------------------------------------------------
                              SHAREHOLDING PATTERN AS ON                          30-JUN-04
---------------------------------------------------------------------------------------------------------------
  Sr. No.                              Category                                              HOLDING
                                                                                -------------------------------
                                                                                NO. OF SHARES       PERCENTAGE
---------------------------------------------------------------------------------------------------------------
A.           PROMOTER'S HOLDING
---------------------------------------------------------------------------------------------------------------
1            Promoters
---------------------------------------------------------------------------------------------------------------
             Indian Promoters                                                     207247382              72.72
---------------------------------------------------------------------------------------------------------------
             Foreign Promoters                                                            0               0.00
---------------------------------------------------------------------------------------------------------------
2            Persons acting in concert                                                    0               0.00
---------------------------------------------------------------------------------------------------------------
                                                                SUB -TOTAL        207247382              72.72
---------------------------------------------------------------------------------------------------------------
B.           NON-PROMOTERS HOLDING
---------------------------------------------------------------------------------------------------------------
3            Institutional Investors
---------------------------------------------------------------------------------------------------------------
a.           Mutual Funds and UTI                                                    273432               0.10
---------------------------------------------------------------------------------------------------------------
b.           Banks, Financial Institutions, Insurance Companies (Central/          26653245               9.35
             State Govt. Institutions/Non-Government Institutions)
---------------------------------------------------------------------------------------------------------------
c.           FIIs                                                                   2315928               0.81
---------------------------------------------------------------------------------------------------------------
                                                                SUB -TOTAL         29242605              10.26
---------------------------------------------------------------------------------------------------------------
4            Others
---------------------------------------------------------------------------------------------------------------
a.           Private Corporate Bodies                                               1266210               0.44
---------------------------------------------------------------------------------------------------------------
b.           Indian Public                                                         10265364               3.60
---------------------------------------------------------------------------------------------------------------
c.           NRIs/OCBs                                                               138366               0.05
---------------------------------------------------------------------------------------------------------------
d.           Any other
---------------------------------------------------------------------------------------------------------------
             i    ADR                                                              36837838              12.93
---------------------------------------------------------------------------------------------------------------
             ii   In transit  (NSDL)                                                   2235               0.00
---------------------------------------------------------------------------------------------------------------
                                                                 SUB TOTAL         48510013              17.02
---------------------------------------------------------------------------------------------------------------
                                                               GRAND TOTAL        285000000             100.00
---------------------------------------------------------------------------------------------------------------


TOTAL FOREIGN HOLDINGS

---------------------------------------------------------------------------------------------------------------
  SR. NO.                              CATEGORY                                             HOLDING
                                                                                -------------------------------
                                                                                NO. OF SHARES       PERCENTAGE
---------------------------------------------------------------------------------------------------------------
        1    FIIs                                                                   2315928               0.81
---------------------------------------------------------------------------------------------------------------
        2    NRIs/OCBs                                                               138366               0.05
---------------------------------------------------------------------------------------------------------------
        3    ADR                                                                   36837838              12.93
---------------------------------------------------------------------------------------------------------------
             TOTAL                                                                 39292132              13.79
---------------------------------------------------------------------------------------------------------------

                          VIDESH SANCHAR NIGAM LIMITED

     DISTRIBUTION OF SHAREHOLDING ENTITIES / PERSONS HOLDING MORE THAN 1% OF PAID UP CAPITAL AS ON 30 JUNE 2004 AS PER CLAUSE 35 OF LISTING AGREEMENT

---------------------------------------------------------------------------------------------------------------------------
  SR. NO.               CATEGORY                               NAME                                   HOLDING
                                                                                           --------------------------------
                                                                                           NO. OF SHARES        PERCENTAGE
---------------------------------------------------------------------------------------------------------------------------
    A        PROMOTER'S HOLDING
---------------------------------------------------------------------------------------------------------------------------
    1        Indian Promoters                 Panatone Finvest Limited (an                    128250000              45.00
                                              acquisition vehicle floated by the
                                              Tata group)
---------------------------------------------------------------------------------------------------------------------------
                                              Central Govt.Including Nominees of               74446885              26.12
                                              President of India
---------------------------------------------------------------------------------------------------------------------------
                                              TATA SONS LIMITED                                 4494497               1.58
---------------------------------------------------------------------------------------------------------------------------
                                              TATA INVESTMENT CORPORATION LTD                     56000               0.02
---------------------------------------------------------------------------------------------------------------------------
    2        Persons acting in Concert
---------------------------------------------------------------------------------------------------------------------------
                                   SUB TOTAL                                                  207247382              72.72
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    B        NON PROMOTERS HOLDING
---------------------------------------------------------------------------------------------------------------------------
    3        INSTITUTIONAL INVESTORS
---------------------------------------------------------------------------------------------------------------------------
    a        Mutual Funds & UTI
---------------------------------------------------------------------------------------------------------------------------
    b        Financial Institutions
---------------------------------------------------------------------------------------------------------------------------
                                              Life Insurance Corporation of India
                                              Limited                                          18793214               6.59
---------------------------------------------------------------------------------------------------------------------------
    c                                                                                                                 0.00
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                   SUB-TOTAL                                                   18793214               6.59
---------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
    4        OTHERS
---------------------------------------------------------------------------------------------------------------------------
    a        Private Corporate Bodies
---------------------------------------------------------------------------------------------------------------------------
    b        Any other (please specify)       The Bank of New York (ADR)                       36837838              12.93
---------------------------------------------------------------------------------------------------------------------------
                                   SUB-TOTAL                                                   36837838              12.93
---------------------------------------------------------------------------------------------------------------------------
                                 GRAND TOTAL                                                  262878434              92.24
---------------------------------------------------------------------------------------------------------------------------

               Quarterly Compliance Report on Corporate Governance


Name of the Company        :        VIDESH SANCHAR NIGAM LIMITED

Quarter ending on          :        30 JUNE 2004


---------------------------------------------------------------------------------------------------------------------
Particulars                 Clause of       Compliance        Remarks
                            Listing         status
                            Agreement       (Yes/No)
---------------------------------------------------------------------------------------------------------------------
1.                          2.              3.                4.
---------------------------------------------------------------------------------------------------------------------
Board of Directors          49 I            Yes               As of 30 June 2004, VSNL had a total of twelve
                                                              Directors, out of whom two are Executive Directors
                                                              and ten are non-executive Directors including the
                                                              Chairman. There were four independent Directors.
---------------------------------------------------------------------------------------------------------------------
Audit Committee             49 II           Yes               The Audit Committee of VSNL consists of five members
                                                              with all the Directors being non-executive and two
                                                              of them being independent with one of independent
                                                              Directors being its Chairman.
---------------------------------------------------------------------------------------------------------------------
Shareholders/Investors      49 VI(C)        Yes               Investors Grievance Committee as required under
Grievance Committee                                           Clause 49 is in place under the Chairmanship of a
                                                              non-executive Director.
---------------------------------------------------------------------------------------------------------------------
Remuneration of Directors   49 III          Yes               The non-executive Directors on the Board of VSNL are
                                                              paid only sitting fees as per the applicable
                                                              provisions of the Companies Act, 1956. The
                                                              Government Directors do not accept sitting fees.
---------------------------------------------------------------------------------------------------------------------
Board Procedures            49 IV           Yes
---------------------------------------------------------------------------------------------------------------------
Management                  49 V            Yes
---------------------------------------------------------------------------------------------------------------------
Shareholders                49 VI           Yes
---------------------------------------------------------------------------------------------------------------------
Report on Corporate         49 VII          Yes
Governance
---------------------------------------------------------------------------------------------------------------------



                                                                   Satish Ranade
                                                             Company Secretary &
                                                          Vice Precedent (Legal)